Listing Report:Supplement No. 20 dated Aug 17, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 413162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$327.39

Auction yield range:	5.89% - 10.00%	Estimated loss impact:	5.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1998	Debt/Income ratio:	30%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 8	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,266	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	mk92802	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Consolidating a few bills
Purpose of loan:
I'm just looking to consolidate a few bills and make them one payment.?
My financial situation:
I pay my bills and take pride in that fact. My wife and I are both employed with stable jobs, and are both salaried employees her as a director at a assisted living facility and I as a sanitation supervisor at a cheese factory. ? My income has increased pretty well over the last 2-3 years.? This would be my second loan that I have had through prosper with the first being a loan to buy old telephones.? I still have some extra income from the phones and they have been payed for a long time now.

My monthly budget:
Mortgage/rent: $550
Insurance: $150
Car expenses: $280
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $200
Clothing, household expenses $150
Credit cards and other loan payments: $300
Other expenses: $200
---------------------------------------
Total monthly expenses: $2200
total monthly income:$ 4400(from jobs)
extra monthly income other sources:300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1991	Debt/Income ratio:	238%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Administrative Assi...
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$6,016	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	oscar101	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daugher needs help
Purpose of loan: Daughter needs help
My financial situation:
Monthly net income: $ 3850

My daughter needs help and I am unable to get credit at this time. I have tried very hard in the last year to?get my credit back on track and I have cleaned up my bad credit as far as paying off bad debt. Unfortunately, no one will give me credit at this time because of the past. I?had a great credit 2 years ago, but fell on bad luck when I separated from my husband. Please consider helping me and thank you.

Under public records, I did have a judgement in the amount of $9600.00 but I satisfied this January 2010. I can supply documentation showing that this is paid, but it will stay on my credit report for 7 years.

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 160.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $?0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 42.39%	Starting monthly payment:	$45.80

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1997	Debt/Income ratio:	35%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	31 / 22	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	79	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,584	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	ferocious-dime1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off small store cards
Purpose of loan:
This loan will be used to pay off several small store cards- macy's, jc penney, and 2 other similar cards. I am trying to consolidate as many payments as I can to make bill paying easier. My goal is to pay off all my credit cards within 5 years and be debt free. I have lived using credit cards for too long, and have finally come to my senses that I don't want to live in debt. I have taken on a part time job to start in the fall?as well to help me in the process.

My financial situation:
I am a good candidate for this loan because? I work for my local county government as an accountant, and have been employed here for over 5 years. I am one of the few that has job stability. My husband has been with the same employer for 8 years, and is employed full time as well, with a steady job and job security as well. We recently purchased a new home, so there are more credit inquiries than normal due to multiple pulls from several mortgage companies.? As you can see, we have no late payments. My stated income is a combination of mine and my husband's income. I feel it is a more accurate reflection of our real finaicial situation.
Monthly net income: $ 4770

Monthly expenses: $
??Housing: $ 681
??Insurance: $ 75
??Car expenses: $ 600
??Utilities: $ 150
??Phone, cable, internet: $ 400
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1991	Debt/Income ratio:	15%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,618	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	currency-platoon	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing a car that's nearly dead
Purpose of loan:
This loan will be used to purchase a used car to replace my 1989 Toyota Camry with 255,000 miles that is leaking oil and other fluids and is inoperable on the highway.
I have found an amazing deal on a car that should last me at least 10 years and would like to purchase this car before someone else beats me to it.
This car's primary use would be to get me to and from work, as well as shuttling me safely to auditions around Los Angeles.

My financial situation:
I am a good candidate for this loan because I am working steadily at my current employer (making about $175 a night) and am seeking another regular job to supplement my income even further.
Over the past six months I have reduced my credit card debt by more than half, and plan to reduce it even further in the coming months.
In addition to my regular job waiting tables I also work for two catering companies, doing on average five or six jobs a month at the rate of $100-$250 per job.
I am also a working actor who so far this year has booked roles on the Nickelodeon show "True Jackson VP", the feature film "Nesting", as well as a recurring role on HBO's "Entourage".
A set percentage of every check I receive is put into my saving account which at this point has a balance of a few thousand dollars.

Monthly net income: $ 3000

Monthly expenses: $ 1773
??Housing: $ 768
??Insurance: $85
??Car expenses: $120
??Utilities: $ 0
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	28.50%	Starting borrower rate/APR:	29.50% / 33.10%	Starting monthly payment:	$316.34

Auction yield range:	10.89% - 28.50%	Estimated loss impact:	11.52%
Lender servicing fee:	1.00%	Estimated return:	16.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1997	Debt/Income ratio:	11%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	17y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Investor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,053	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	refined-order8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WORKING CAPITAL NEEDED
Purpose of loan:
This loan will be used for Working Capital.? .

My financial situation:
I am a good candidate for this loan because my Experian Credit Score was 682 before going through a car wreck several months ago and replacing my vehicle and in the process reducing my score through multiple negotiations at many dealerships and Experian having my totaled car loan still listed along with my current new car loan, even though the old loan was paid off by the insurance company, so my score was reduced. And most importantly, I have the means and the ability to easily pay the loan back from current income.? I will not jeopardize my success by defaulting on a loan. I appreciate your bid!

Monthly net income: $6,500.00

Monthly expenses: $ 3,200.00
??Housing: $ 900.00
??Insurance: $ 100.00
??Car expenses: $ 300.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 900.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 33.56%	Starting monthly payment:	$41.09

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1975	Debt/Income ratio:	64%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 11	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,883	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	alanis57	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Visit Relative
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-2000	Debt/Income ratio:	11%
Credit score:	600-619 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 6	Length of status:	6y 10m
Amount delinquent:	$608	Total credit lines:	15	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,341	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	carebear32	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 97% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	1 ( 3% )	560-579 (Sep-2007)
Principal balance:	$133.41	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? pay off one debt and repair my car & continue to boost credit score

My financial situation:
I am a good candidate for this loan because? I have paid this on time &?I will pay off early..????

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 543????
??Insurance: $ 89????
??Car expenses: $ 0
??Utilities: $ 150????
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ gas 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$164.05

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-2000	Debt/Income ratio:	11%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,442	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	marketplace-accordion	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Change flooring
Purpose of loan:
This loan will be used to remove the carpet from the house and replace with wood floors. We have 2 kids and both suffer from severe allergies, they are 1 boy age 4 and 1 girl age 2. We want to remove the carpet to reduce their allergies and we are missing a little bit more to complete the purchase.

My financial situation:
I am a good candidate for this loan because I am very financially responsible, have very good credit and do not like debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$493.13

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1997	Debt/Income ratio:	31%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	30 / 25	Length of status:	17y 2m
Amount delinquent:	$0	Total credit lines:	66	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,310	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	12%
		Homeownership:	Yes
Screen name:	towering-dollar	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding 2010
Purpose of loan:
This loan will be used to pay off my Son's wedding.

My financial situation:
I am a good candidate for this loan because I have a good payment history. I pay my bills on time every month.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 19.31%	Starting monthly payment:	$246.10

Auction yield range:	13.89% - 15.00%	Estimated loss impact:	14.85%
Lender servicing fee:	1.00%	Estimated return:	0.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1998	Debt/Income ratio:	12%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 4	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,611	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	courteous-community5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
motorcycle
Purpose of loan:
This loan will be used to?
purchase motorcycle
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3200

Monthly expenses: $ 1000
??Housing: $
??Insurance: $ 100
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$144.76

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1996	Debt/Income ratio:	49%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 7	Length of status:	11y 11m
Amount delinquent:	$300	Total credit lines:	21	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,005	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	tender-nickel	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper loan with extra insurance
First of all, thank you for taking the time to look at my listing.This loan is to pay off an installment loan.I am already paying a very high interest rate, and I would rather do so in a forum like Prosper.?I want?everyone?to see my progress?so I can one day borrow at a lower rate.?(once people see that I am reliable).I am an excellent candidate for this loan because I am moving in with my long term boyfriend who will cover all of my expenses.I will work on my debt.This loan will also be automatically deducted from our joint account.?(the extra insurance)Just an explanation of the delinquency, it is a hospital bill that somehow got lost in the cracks.? I?paid it off last week and it has not shown up on my credit report yet.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	14.99%	Starting borrower rate/APR:	15.99% / 19.30%	Starting monthly payment:	$203.88

Auction yield range:	10.89% - 14.99%	Estimated loss impact:	11.14%
Lender servicing fee:	1.00%	Estimated return:	3.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1992	Debt/Income ratio:	15%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	13y 1m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,055	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	return-souffle8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dave Ramsey- "No more credit cards"
Purpose of loan:
This loan will be used to pay off two credit cards that are at 29%.?

My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan.? I bought a fixer - upper and just got in over my head.? I am currently taking a Dave Ramsey class and I am trying to get my finances back in order.?

Monthly net income: $ 3,800.00

Monthly expenses: $ 3,000.00
??Housing: $ 669.00
??Insurance: $ 149.00
??Car expenses: $ 100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 850.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$277.91

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1998	Debt/Income ratio:	13%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,942	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	vigorous-point6	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate the two credit cards I have into one payment with a lower interest rate..to pay off quicker.

My financial situation:
I am a good candidate for this loan, as you see my high credit score. I have never been late on a payment and have little debt. I have a strong employment background, being with my company for over 2 years and in the same industry for 12 years.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 890.00
??Insurance: $ 90.00
??Car expenses: $ 200.00
??Utilities: $ 150.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $?
??Student Loans: $100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1988	Debt/Income ratio:	28%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 21	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,019	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	wealth-buffalo6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Landscaping backyard
Purpose of loan:
This loan will be used to? landscape our back yard.

My financial situation:
I am a good candidate for this loan because? we?are responsible and reliable.? We are both employed and work full time with steady employment and salaried positions.?

Monthly net income: $ 10,492

Monthly expenses: $ 9,395
??Housing: $ 4,185
??Insurance: $ 260
??Car expenses: $1,280
??Utilities: $ 300
??Phone, cable, internet: $220
??Food, entertainment: $ 1,200
??Clothing, household expenses $200
??Credit cards and other loans: $ 350
??Other expenses: $ 1,400 (3 kids in braces etc)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$160.63

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1993	Debt/Income ratio:	48%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,827	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	ArrowVista	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	640-659 (Dec-2007)
Principal balance:	$739.83	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Pay Off Medical/Doctor Bills
Purpose of loan:
The loan is to pay off medical/doctor/specialits bills that are?due now.

My Financial Situation/WHY I WILL PAY THIS LOAN:
I have successfully paid my current Prosper loan faithfully every month, never being late, and?only 4 months remain. I have not had any late payments in the past 7 years. I am a FT student and?work FT (same employer for?4+ years).?

*If you have any add'l questions, feel free to ask-Prosper only gives you 1,000 characters to create a new listing now (compared to 4,000 in my last one).

Monthly net income: $1,150.00
Monthly expenses: $ 700

Current Prosper Loan: $ 150????By getting this loan, my monthly expenses (including this loan) will?stay the same as I will be able to pay off the extra medical bills which have now come due, PLUS I will pay off my first loan a few months early-leaving just one Prosper loan open-this one. PLEASE BID! And THANK YOU!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1985	Debt/Income ratio:	45%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	14 / 13	Length of status:	4y 2m
Amount delinquent:	$624	Total credit lines:	38	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,851
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	asap-hot-shot-driver	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
golf101
Purpose of loan:
This loan will be used to?
catch up on some late payment to get me back on track
My financial situation:
I am a good candidate for this loan because??
I have been through times before and I have aiways paid back ?any funds I borrowed
Monthly net income: $
2200 retirement? 1600 +- from part work
Monthly expenses: $
??Housing: $ 1000
??Insurance: $200
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 112
??Food, entertainment: $ 150
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.65%	Starting borrower rate/APR:	13.65% / 17.29%	Starting monthly payment:	$51.01

Auction yield range:	5.89% - 12.65%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1996	Debt/Income ratio:	29%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,082	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	Highkix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Apr-2009) 760-779 (Jul-2008)
Principal balance:	$3,733.77	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Buying a new car for our family
Purpose of loan:
This loan will be used to purchase a car. My partner and I are having a baby in March. He currently owns a two-seater sports car which will not do for a growing family.?I will use this loan, along with the money we receive from the sale of?his sports car, to get a family friendly vehicle.

My financial situation:
I am a good candidate for this loan because I have a larger?Propser loan, as well as other monthly expenses that I am always current in paying. I have never defaulted on a loan, been behind in rent, or otherwise failed to pay my debts.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 20
??Car expenses: $ 0
??Utilities: $?25
??Phone, cable, internet: $ 165
??Food, entertainment: $?500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$521.08

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1996	Debt/Income ratio:	8%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,914	Stated income:	$100,000+
Delinquencies in last 7y:	23	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	listing-spartan5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to landscape the backyard
Purpose of loan:
This loan will be used to? landscape my backyard so my wife and I can enjoy spending time outside around the grill.

My financial situation:
I am a good candidate for this loan because? I'm a very responsible person. I know that it says that I have 23 delinquencies in the last 7 years, but if you look at the history, those were back in 2004-2005. I have been very adament about paying my bills on time since that time period in my life.

Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 2176
??Insurance: $ 190
??Car expenses: $ 550
??Utilities: $?350
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1994	Debt/Income ratio:	38%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,472	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	melm_005	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,200.00	< 31 days late:	0 ( 0% )	620-639 (Jul-2008)
Principal balance:	$1,602.02	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
2nd Prspr Ln....Nvr Late...LOW Risk
A BIG THANK YOU goes out to all the lenders who bid on my last listing!! Your continued support is MUCH APPRECIATED. I am lowering my loan amount to aid in funding.????????? Git-R-Done!***********************************************************************************************************************************************************************The reason I want this loan is to pay off my credit cards. The biggest problem with my credit profile (and likely the reason Prosper gave me a 3) is that my revolving credit in use is 98%. I only want to have one Prosper loan at a time. I plan on trying to get a lower rate in a future listing in a year or so when my Prosper Rating improves. I?d like to improve my overall credit rating. My Credit Card balances and my current Prosper Loan totals around $3,100.00. I plan to use the balance ($1,400.00 or so) to create some financial reserves.

My Credit Profile and Prosper account history speaks?for itself. I have a steady income and pay my bills on time......this is the reason I am a LOW credit risk.

Monthly net income: $ 1,740.00

Monthly expenses: $ 1316.00
??Housing: $ 370
??Insurance: $ 85
??Car expenses: $ 448
??Utilities: $ 53
??Phone, cable, internet: $ 60
??Food, entertainment: $?300??
??Credit cards and other loans: $ 189
??Retire Prosper Loan?? $-144
? Retire Credit Cards????$-45
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1986	Debt/Income ratio:	49%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	17 / 18	Length of status:	10y 2m
Amount delinquent:	$1,623	Total credit lines:	50	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$39,631	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	ultimate-deal3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
leagl fees
Purpose of loan:
This loan will be used to? To retain an attorney for legal litigation, with out legal representation my correctional carrer is finished.?
My financial situation:
I am a good candidate for this loan because?

I have been with the company for 10 years and have worked from a correctional officer to a corporate executive. I am responsible and have never had any legal actions aagainst me.? that previous bankruptcy is to clear from my credit report in Novemebr 2010.?I fell it is impearative that I be given a chance to prevent dislocating my family into the streets and putting additional burden on my fellow taxpayers.? I served the United States Navy faithfully for 20 years? and have received five good conduct medals, served in four military conflictes from vietnam to the Persian Gulf. i have been diligently working to clear up all past credit problems to be able to again be proud of myself in being able to control money.? My wife has been ill and I have been continuing to work with creditors to eliminate my debts.

Monthly net income: $ 6575.00

Monthly expenses: $
??Housing: $ 1158.00
??Insurance: $ 295.
??Car expenses: $ 668
??Utilities: $ 100
??Phone, cable, internet: $ 47
??Food, entertainment: $ 150
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	22.65%	Starting borrower rate/APR:	23.65% / 27.12%	Starting monthly payment:	$390.49

Auction yield range:	7.89% - 22.65%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1993	Debt/Income ratio:	15%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,137	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	transaction-panda6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding expenses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 30.97%	Starting monthly payment:	$39.76

Auction yield range:	13.89% - 24.00%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1995	Debt/Income ratio:	4%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	4 / 4	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	gold-cactus4	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to get car on the road
Purpose of loan:
This loan will be used to?get my car back on the road

My financial situation: is good. I have been employed at the same district for 6 years.
I am a good candidate for this loan because?although I have had some late payments in the past, I pay all of my current bills on time.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $0
??Insurance: $50
??Car expenses: $0
??Utilities: $75
??Phone, cable, internet: $50
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $0
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1990	Debt/Income ratio:	27%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 11	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$343,791	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	Soturi	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to consolidation revolving credit line debt

My financial situation:
I am a good candidate for this loan because I always pay on time, usually early.? A homeowner looking to decrease revolving lines of credit.

Monthly net income: $ 5,300

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 80
??Car expenses: $ 300
??Utilities: $ 225
??Phone, cable, internet: $ 170
??Food, entertainment: $ 400
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1995	Debt/Income ratio:	21%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,529	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	balanced-deal1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of cards and cosolidatiom
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1988	Debt/Income ratio:	15%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	9 / 12	Length of status:	29y 7m
Amount delinquent:	$8,545	Total credit lines:	51	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,228	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	fulfilling-wealth6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
college supplies
Purpose of loan:
The purpose of this loan is to get the?computer and final college supplies for girlfriend daughter college. Thanks to previous bidders on my last listing but did not get the 3000 funded. We paid the tuition therefore I have reduced loan amoun to 1500. I will like to give more information on the student. She only had to pay 1500 since 98% of her tuition was funded via scholarships. She will attend private college to get pre-vet courses completed then transfer to Virginia Tech to complete VET school. Her ultimate goal is to be VET and specialize in horses. I did not get funded because I am high risk based on?poor decision (main decision was divorce 9 yrs ago and keeping house- lots of equity to pay ex) in the past and now in process of mortgage modification and have already got into a program for credit recovery. The last 9 years I have struggled by just maintaining but now?that special lady has come into my life. If I could sell the house in this markey I would which would reduce the 3700 payment. ?The crediti recovery payment will be $833 with potential house payment savings of $900 a month.?Thanks again for individuals who bidded on last listing.
Monthly net income: $ 10948

Monthly expenses: $
??Housing: $ 3600?
??Insurance: $ 232
??Car expenses: $ 200
??Utilities: $ 186
??Phone, cable, internet: $?205
??Food, entertainment: $?200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 833
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,411	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	green-spirited-greenback	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate personal debt
I am wanting to consolidate some of my debt into an smaller payment, part of my credit card debt belongs to my business and constantly revolves as I deal with several cash only distributors so I use a mileage card to earn flight miles. I have great credit with no late payments and can easily repay the loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1994	Debt/Income ratio:	18%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 8	Length of status:	11y 3m
Amount delinquent:	$7,140	Total credit lines:	49	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,949	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	a-payout-beast	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay my daughter's tuition
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1999	Debt/Income ratio:	55%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,187	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	return-hero5	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Keep my Small Business in Business
Purpose of loan:
To purchase a new computer to replace my currently broken computer so I can finish a job that I monthly contract. It will be due in one weeks luckily I keep my data on a backup drive. I also will be consolidating my credit card debt just to zero my balances and ensure that my monthly payment for this loan will be payed in full each month.

My financial situation:
I stand on my principals and repay my debt. I tried to get an official business line of credit, but because of my student loans they denied me. I am currently attending school, and have two of my three major student loans on deferment. I am paying on the third one in full plus, every month on time. I will pay in full on time every month, and if I am for some unknown reason to me at this time unable to make my payment I will contact all appropriate parties and find some way to get the money to make my payment.? I need this to work so I will guarantee that I will let this loan run at full payment for three total years.? This should allow everyone to make money on their investment.? I think this process for a loan is an awesome idea and I am really hopeful that this will work.

Monthly net income: $ 2600.00

Monthly expenses: $ 2100.00
??Housing: $ 525.00
??Insurance: $ 1100.00 a year already paid for this year
??Car expenses: $ 268.00 per month I pay 310.00
??Utilities: $ Included in my Rent
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 60.00
??Clothing, household expenses $ Included in Rent
??Credit cards and other loans: $ Currently 400.00 which will become the payment for this loan
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$179.48

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1997	Debt/Income ratio:	27%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,774	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	economy-advocator	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix my car and furnish my apartment
Purpose of loan:
This loan will be used to?cover the cost of fixing my car and finally completing the furnishing of my apartment. I originally requested a larger loan but realized this is the minimum I will need and I would rather not borrow more than this.

My financial situation:
I am a good candidate for this loan because I have never made a late payment ever on any debt. My credit report reflects no delinquencies and no negative items. I am surprised at my E rating considering I pay for my credit to be monitored on Equifax and my score is 720+. I ask for this loan because though I can absolutely afford the monthly payments,?I don't have all the money I need upfront to cover the recent expenses.

I guarantee to pay on time every month. I would prefer to pay this loan off within 2 years, but regardless I know I will pay on time every month whether it takes me 2 years or 3 years.

Monthly net income: $ 5,052 +?1000 car allowance

Monthly expenses: $?4,095
??Housing: $?1500
??Insurance: $ 165
??Car expenses: $?380
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 250
??Credit cards and other loans: $?1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$498.21

Auction yield range:	7.89% - 11.00%	Estimated loss impact:	8.93%
Lender servicing fee:	1.00%	Estimated return:	2.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,013	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	natural-interest9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finish my rehab!
im a real estate rehabber in Va. i have a good credit rating. i started 10 yrs ago in rentals. i owned 7 rentals with a full time job expecting over time hours. i could not invest the proper amount of time to manage the rentals. i sought a real estate agent to list 5 properties. to make a long story short, she ran a scam and managed to acquire my properties , sell them , and recieve the procedes. i have looked into legal recourse and plan to keep doing so. However she is somehow managing to hide behind an llc. due to this transaction i have been trying to deal with the irs wanting me to pay taxes on the sale of the homes. im working with a new tax proffesional to straighten it out. for this reason i dont have proper tax documents for a conventional loan through my bank i have used for years. i pay my debts and on time. being an investor my credit is all i have. until my tax situation is ironed out i feel like my life has a big hold sign. im credit worthy. i only owe for two mortgages, i have 4 homes. one home is listed for sale, one is in the middle of rehab, one is fully rehabbed with 200,00 equity. one is my residence with approx 80k equity. i plan to put it on the market and move into my fully rehabbed home until the market picks back up for higher end homes. i rehab and sell 1-2 houses a year , i do all the work and buy bulk and discounted materials. my typical profit per house is 60-90k . my last flip was a home i bought for 24k put 15k in it , sold for 130,000. i do quality work and have contact with the buyers of my homes. i do all my work in petersburg area and have a reputation for quality work. my only debt is the two mortgages and 1 credit card from discover that i earn cash back for purchases. i dont take vacations or even eat out. i put all my money right back into the next house. im cash short due to paying cash for my last two houses around the same time., i should have tried to finance one. i also paid off a 50k personal loan that was almost due. and rehabbed the home i just listed. i have been able to work for myself for 4 years. 2 years ago my son was born, i have been able to have my son by my side everyday. i can say flipping has givin me the oppurtunity to be able to not miss a thing. i need this loan to be with my son, and most of all provide a decent life and future as well. thanks for your consideration and time. i have a credit to debt ratio from experian of 15%...it states i have 85 % credit and 15 % debt. placing me in the very low risk category.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$121.59

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1986	Debt/Income ratio:	14%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,716	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	loan-giant3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Summer Time
Applying for a loan to pay off my credit card. I am in a very secure job with a large utility company, and it is a union position. My salary will increase substantially as I progress within my career path. I have excellent credit and have always paid my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$262.37

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1993	Debt/Income ratio:	40%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,463	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	xoxoxo22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff high interest loan
Purpose of loan:I am a good candidate for this loan because I have never been late on a payment, have a good job at a college, and am motivated to pay off the loan during the term. I am an extremely responsible individual and take this loan seriously.I'm trying to rebuild my credit by paying off a high interest loan as well as some credit cards.

Monthly net income: $ 3000
Monthly expenses: $
??Housing: $ 950.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $?75.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$178.92

Auction yield range:	16.89% - 24.00%	Estimated loss impact:	19.68%
Lender servicing fee:	1.00%	Estimated return:	4.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2000	Debt/Income ratio:	25%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,330	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	compassion-blueberry2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
To pay off all open credit cards and be 100% debt free with a strict budget

My financial situation:
I am a good candidate for this loan because I make good money and despite distant past credit troubles, I have a solid recent credit history. Because of this, it is difficult to secure good interest rates or a 0% balance transfer card.

Monthly net income: $
$4000

Monthly expenses: $
??Housing: $ 990
??Insurance: $ 108
??Car expenses: $ 330
??Phone, cable, internet: $ 99
??Food, entertainment: $ 300
??Clothing, household expenses $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	41y 4m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,235	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	newest-felicity-launcher	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical and Prescription
Purpose of loan:
This loan will be used to? pay off some of my wife medical bill, she was diagnose with cancer and we have been married for over 45 years.

My financial situation:
I am a good candidate for this loan because? As my credit show i always pay my bills and never been deliquent on any loan

Monthly net income: $ 6540

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$519.98

Auction yield range:	10.89% - 14.00%	Estimated loss impact:	10.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2000	Debt/Income ratio:	18%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,800	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	Mastercard	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2008) 620-639 (Apr-2008) 520-539 (May-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Business loan needed
First of all let me thank you for taking the time to look at my listing.

Purpose of loan:

The sole purpose of this loan is to combine my savings and the proceeds of this loan to fund the purchase of my 4th property. I have already done my due diligence on this property.?This new property would be rented at $650 per month once acquired. I already have a renter willing to sign a?one year lease. I tried to get a?two year lease but he's only willing to sign a?one year lease?for now.

My financial situation:

Primary Residence (still paying the mortgage)

Rental Property (paid in full)- rented at $750/ month with a 2 year lease

20 Acre Farm (paid in full)- crops due in December

I work at least 10 hours of overtime per week @ $38/ hour.

Paying this loan off will not be hard as I have more than enough money left over to cover it. There will be no late payments. Monthly net income: ~$5,800Monthly expenses: ~$1,571
? Housing 1: $800.00
? HOA (total of 2 houses): 273
? Insurance: $43.00
? Car expenses: $310
? Utilities: $30
? Phone, cable, internet: $25
? Food, entertainment: $50
? Clothing, household expenses $25
? Credit cards and other loans: $15
? Other expenses: $0 Should you have any questions, please do not hesitate to contact me. Thanks again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2001	Debt/Income ratio:	215%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,775	Stated income:	$1-$24,999
Delinquencies in last 7y:	22	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	cypress3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MFA grad moving to DC for gov. job
Purpose of loan:
This loan will be used to allow me to move to DC to accept a new position working with the Federal Government. This loan will serve to help me and husband relocate as well as help us pay for an apartment and moving expenses

My financial situation:
I am a good candidate for this loan because I'm a recent college graduate ready to accept my first position in my career field with the Federal Government. Along with my husband who is a State Employee we will have the funds necessary to pay this loan in full before the required 3 years. We do however need the initial investment to get us started.

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 120
??Car expenses: $330
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	34	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	bocg11	Borrower's state:	Florida	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to pay for some taxes that I have due at this point.

My financial situation:
I am a good candidate for this loan because I have the income to support the loan and my credit continues to get better and better. Any negative marks on my credit were from over 3 years ago and all have been paid in full.
Monthly net income: $ 10,000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 300
??Car expenses: $500
??Utilities: $ 250
??Phone, cable, internet: $300
??Food, entertainment: $ 1000
??Clothing, household expenses $500
??Credit cards and other loans: $
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$107.35

Auction yield range:	10.89% - 24.00%	Estimated loss impact:	11.39%
Lender servicing fee:	1.00%	Estimated return:	12.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1989	Debt/Income ratio:	16%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	17 / 11	Length of status:	4y 3m
Amount delinquent:	$44	Total credit lines:	35	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,468	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	48	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	watcher3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Medical & Credit
Purpose of loan:
This loan will be used to pay off several medical bills and a couple credit card bills.
This will help get my debts reduced and improve my credit score.
My financial situation:
I am a good candidate for this loan because the payments on this loan will be much less than the monthly payments I am now making.???I have decided to become more aggressive on debt elimination and this loan will greatly help.? ?I anticipate repaying this loan in full within the next six months if not sooner.

Monthly net income: $ 9,333

Monthly expenses: $
??Housing: $ 1,450
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $?300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 700
??Clothing, household expenses $ 700
??Credit cards and other loans: $?1300
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$164.38

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1995	Debt/Income ratio:	2%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	21y 3m
Amount delinquent:	$51	Total credit lines:	17	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,073	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	elevated-p2ploan	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help son with starting music career
Purpose of loan:
This loan will be used to? help my son with his music career

My financial situation:
I am a good candidate for this loan because? I have had a consistent job for 21 years and will pay this loan off in the time allowed if not sooner.

Monthly net income: $?4600

Monthly expenses: $ 3000 approx.
??Housing: $ 515
??Insurance: $ 200
??Car expenses: $ 100 fuel
??Utilities: $ 200
??Phone, cable, internet: $ 350
??Food, entertainment: $ 100
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 169
??Other expenses: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,604	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	goodhearted-dough6	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improve my business
Purpose of loan:
This loan will be used to? buy a new computer because mine crashed and consolidate a couple of credit cards and to pay a medical bill that I have.?

My financial situation:
I am a good candidate for this loan because? I make enough to pay my bills and I am not late on payments.? I just got stuck with a large doctors's bill that I need to pay off.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 240
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$82.19

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1992	Debt/Income ratio:	14%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$15,435	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	ready-note2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying-Advances-Reboot
Purpose of loan:
This loan will be used to pay off some pay-day advances.? I want to get out of the hassle of writing checks.? I had some unexpected electrical repairs done; I did not want my sister's house to burn down.? I hope to pay-off the balance early I just want to be clear of the pressure I am in now.

My financial situation:
I am a good candidate for this loan because I make good money with growing prospects for work.? I like what I do I just need to save more and to be patient for purchases. I pay my debts.? I just want out of this crunch.

Monthly net income: $ 4600

Monthly expenses: $ 3800

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$410.94

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1991	Debt/Income ratio:	22%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,620	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	red-order-piledriver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off personal debt
Purpose of loan:
This loan will be used to pay off personal loan

My financial situation:
I am a good candidate for this loan because I pay all my bills and have a good credit history.?

Monthly net income: $ 3800.00

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $
??Car expenses: $ 384.00
??Utilities: $ 40.00
??Phone, cable, internet: $ 112
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 364
??Other expenses: $ 200.00 (gas)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 19.31%	Starting monthly payment:	$351.57

Auction yield range:	7.89% - 15.00%	Estimated loss impact:	9.04%
Lender servicing fee:	1.00%	Estimated return:	5.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 9	Length of status:	20y 7m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,420	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	taxi146	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expansion
Purpose of loan:
This loan will be used to? expand present remodeling business into other markets. We have operated successfully in kitchen, bath, misc remodeling.? We want to start marketing walk in tubs for handicap.? Also do more whole house rehabbing.

My financial situation:
I am a good candidate for this loan because? My wifes retirement income covers most of my basic needs. Her income is not included in stated income.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 13.19%	Starting monthly payment:	$290.40

Auction yield range:	7.89% - 9.00%	Estimated loss impact:	8.88%
Lender servicing fee:	1.00%	Estimated return:	0.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-2006	Debt/Income ratio:	9%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	magnificent-rupee	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping family, great credit score!
Purpose of loan:
This loan will be used to help my mom get carpet and pay my brother back, and through mom and low debt, I will have no problem paying this loan back, I would never hurt my credit score.

My financial situation:
I am a good candidate for this loan because I have worked hard to maintain a good credit score and I am not about to ruin it now.? I pay everything on time and do what I have to do to make sacrifices at home to make sure all bills are paid everytime and not late.

Monthly net income: $ 2700

Monthly expenses: $ 2090
??Housing: $ 1130
??Insurance: $ 60 ????
??Car expenses: $ 200 (gas)
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1998	Debt/Income ratio:	29%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$906	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	virtuous-benjamins	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a ring for a special girl
Purpose of loan:
This loan will be used to purchase a beautiful ring for the Love of my life.

My financial situation:
I am a good candidate for this loan because I have a very stable job.? In light of the current economy I have downsized and downgraded from previous higher rents and large amounts of credit card debt to a very low monthly housing rent and paid off almost all of my credit card debt to be able to plan for the future.? I have also been able to save up a considerable amount to put toward the ring but need a little extra to get the perfect ring.

Monthly net income: $ 2,702.72

Monthly expenses: $
??Housing: $ 450.00
??Insurance: $ 131.27
??Car expenses: $ 531.65
??Utilities: $ 55.00
??Phone, cable, internet: $?84.99
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 65
??Other expenses: $ 172.65
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	11y 3m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$8,597	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	bizlady75	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (Jan-2010) 640-659 (Nov-2009) 600-619 (Mar-2008)
Principal balance:	$1,319.88	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Bought new home - needs fixed up
Purpose of loan:
This loan will be used to make our home we bought in November of 2009 more liveable - the existing flooring is damaged and?dirty?and?the house?needs an air conditioner and a couch . I would use any remaining funds to pay down credit cards ( which we've been using for home improvement now ).

My financial situation:
I am a good candidate for this loan because I have an existing loan with prosper ( which I would pay off with these funds) and I have been 100% on time and never missed a payment! My business continues to grow and I am little by little getting my financial life back in order. I will not let you down - please consider us!? Thank you!

Monthly net income: $ 3500.00????????????????

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 120
??Car expenses: $ 150
??Utilities: $ 60
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 325
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2000	Debt/Income ratio:	27%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,893	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	fatjoe04	Borrower's state:	Michigan	Borrower's group:	avalon financial network
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	620-639 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Need to pay down a credit card!
Hello there,?I am looking to pay off a couple of credit cards.?I have a balance of 4,500 on a high interest card. Taking this loan would allow me to save $300 per month on my payment. I have already successfully repaid one Prosper loan in 2007, I have three years on my job and have been a homeowner for two years. Please feel free to ask for any further information, thanks Joe
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	16.89%	Starting borrower rate/APR:	17.89% / 21.24%	Starting monthly payment:	$234.63

Auction yield range:	16.89% - 16.89%	Estimated loss impact:	19.23%
Lender servicing fee:	1.00%	Estimated return:	-2.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-2005	Debt/Income ratio:	28%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$700	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	skillful-funds0	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for a motorcycle refinance
Purpose of loan:
This loan will be used to refinance an existing loan on my motorcycle

My financial situation:
I am a good candidate for this loan because i dont have alot of expenses.

Monthly net income: $ 1900

Monthly expenses: $ 620
??Housing: $ 150
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 70
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $?2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$104.04

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 16	Length of status:	10y 0m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	teach4	Borrower's state:	California	Borrower's group:	Teacherloans.com
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Teacher paying bills in summer
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$158.33

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$968	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	tenacious-gain5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Low Cost Grooming
Purpose of loan:
This loan will be used to? advertisment,new equipment????

My financial situation:
I am a good candidate for this loan because?We have always paid our loans on time and paid them off early,?I have been a groomer for 20 years and had my own business for 14 years established in 1994?and have reopened my business of May 3, 2010 .? We are located in St,Paul, Mn. we offer low cost grooming and Great customer service and a strong business plan We are working with SCORE of Mn.
We are a family owned business , my husband is a Army veteran and helps out at the shop during the day and works at night for FedEx. most of my former customers have come back and we add new ones daily, In 2 months we have gone from 20 new customers to over 200 . check us out at? www.shearelegancepetgrooming.com

Monthly net income: $ 3600.00

Monthly expenses: $?1850.00 for home and business
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1997	Debt/Income ratio:	38%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 5	Length of status:	0y 6m
Amount delinquent:	$7,402	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,243	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	mushroom292	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? debt consolidation

My financial situation: Full time employment
I am a good candidate for this loan because? Faithful history in paying bills
..? I also have a spouse who makes 72,000 a year to help pay this off.
Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 152.00
??Car expenses: $ 800
??Utilities: $ 150
??Phone, cable, internet: $ 159.00
??Food, entertainment: $?800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$104.22

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1997	Debt/Income ratio:	32%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 10	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,332	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	determined-transaction3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Auto Repairs
Purpose of loan:
This loan will be used to pay for unexpected car repairs that have come at a time when cash flow is short.

My financial situation:
I am a good candidate for this loan because I have the ability to make monthly payments on time and in full and will make pay off of this loan a priority.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$246.56

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1998	Debt/Income ratio:	18%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,100	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	orbital-loyalty973	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off of All Debts 1 at a Time
Purpose of loan:
I am going to use this loan to pay off a high interest credit Capital One credit card with a rate of 23.15% and a balance of $5,314. With the money left over after paying off the credit card and the Prosper loan fees, I will catch up on a few monthly utility payments.

My financial situation:
I am a good candidate for this loan because I am using this loan to payoff a credit card for which I am already making monthly payments. The loan payments are only slightly higher than the minimum credit card payment I'm making right now. That means that very little in my budget will change and this will allow me to payoff this credit card.

I know that my credit rating is not that great right now. Just a few years ago, my score was much higher. In the past two years I've experienced a temporary loss of employment and some unexpected medical expenses that took a toll on my credit rating. I am just now beginning to get my finances back on track. I?am?now working full time again and earning enough?income to cover my expenses?while paying off debt.?I am working on a solid 3-year plan to eliminate all of my debt and begin saving for the future. I would really appreciate your assistance in reaching my goals. I have three beautiful daughters ages 9, 4 and 1. I don't want to be dealing with this debt when they become teenagers. I want them to learn how to manage household finances in a responsible way from our example.

Monthly net income: $5,585

Monthly expenses: $4,595
??Housing: $1,575
??Insurance: $300
??Car expenses: $500
??Utilities: $445
??Phone, cable, internet: $325
??Food, entertainment: $750
??Clothing, household expenses $100
??Credit cards and other loans: $600 (About 1/3?of this amount will be exchanged for the payment on this loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$164.38

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1994	Debt/Income ratio:	11%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	21y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,167	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	wise-organic-dollar	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
be debt free
Purpose of loan:
This loan will be used to pay off all of my debt?

My financial situation:
I am a good candidate for this loan because I strive to be financially responsible and independent and I pay my bills on time. I have been at my current job for over 20 years.? I would pay off all of my debt off with this loan, improve my credit score, and put all available income into paying off this loan as quickly as possible. I am very motivated. Thank you for your consideration and help.

Monthly net income: $ 1800.00

Monthly expenses: $ 1300.00
??Housing: $ 425.00
??Insurance: $ 150.00
??Car expenses: $ 80.00
??Utilities: $ 95.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ to be paid off
??Other expenses: $ 200.00.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$298.20

Auction yield range:	13.89% - 24.00%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1987	Debt/Income ratio:	12%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	17 / 14	Length of status:	7y 0m
Amount delinquent:	$1,168	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,434	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	noble-dough6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to purchase engagement/wedding ring, wedding and honeymoon.

My financial situation:
I am a good candiate for this load becuase I will be making on time payments, my monthy obligations have decreased and my salary and bonus opportunity has increased.

Monthly net income: $ $6500.00 salary only plus bonus

Monthly expenses: $
??Housing: $ 1400
??Insurance: $?120
??Car expenses: $ 450
??Utilities: $?75
??Phone, cable, internet: $ 100
??Food, entertainment: $?150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	16.89%	Starting borrower rate/APR:	17.89% / 21.24%	Starting monthly payment:	$270.73

Auction yield range:	16.89% - 16.89%	Estimated loss impact:	37.53%
Lender servicing fee:	1.00%	Estimated return:	-20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1992	Debt/Income ratio:	18%
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	6 / 10	Length of status:	4y 6m
Amount delinquent:	$19,346	Total credit lines:	52	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$33,515	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	bryguy2008	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2008)
Principal balance:	$344.20	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
On the right Road
Purpose of loan:
This loan will be used to? Consolidate a high interest line of credit

My financial situation:
I am a good candidate for this loan because? I have a good history with prosper and other obligations?

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$164.38

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1980	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	0y 2m
Amount delinquent:	$875	Total credit lines:	21	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$339	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	enriching-funds8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PhD Studies at Oxford
5 Years ago I decided to go back to school serve my community and work (I was on Disability)? In four years I graduated with two degrees my Masters in Divinity and an MA Pastoral care and Counseling.??? I first worked as a Hospice care Chaplain and bereavement counselor.? My Church had called me to serve and i now work as the Pastor of Congregational care and Spiritual Life.I Have just been accepted in the Graduate Theological Foundation to tdo a research Based PhD.? Unfortunately they require half the tuition upfront.? I can Pay 200.00 a month if some one can give me a lower interest rate and pay the loan off sooner.? I am looking forward to finding a lender soon!? Thank you and God Bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$204.40

Auction yield range:	16.89% - 19.00%	Estimated loss impact:	25.06%
Lender servicing fee:	1.00%	Estimated return:	-6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1998	Debt/Income ratio:	26%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	9y 10m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,819	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	busyhsaandmom	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	1 ( 3% )	720-739 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Hospitalization Pay Off
Purpose of loan:
This loan will be used to pay off medical bills from emergency surgery that my husband had earlier this year.

My financial situation:
I am a good candidate for this loan because I pay ALL my bills and since my last loan, I have had 2 promotions. This shows my hard working attitude and my commitments to my responsibilities. Also my prior Prosper loan record shows my pay history.

Monthly net income: $ 4200 - mine? 7000 - combined (husband and I)

Monthly expenses: $
??Housing: $?657
??Insurance: $ 200
??Car expenses: $ 650?
??Utilities: $?300
??Phone, cable, internet: $ 200?
??Food, entertainment: $ 200-300
??Clothing, household expenses $ 100-200 average?
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1987	Debt/Income ratio:	17%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,077	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	marketplace-cloud1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Warmer Windows for a Midwest Winter
Relist for a smaller amount - managed to pay for the rest separately

Purpose of loan:
This loan will be used to pay for?new windows - I had super-old single-pane windows that leaked like a sieve, and two winters of that was too chilly and too expensive!

My financial situation:
I definitely have the wherewithal to cover this loan - I just really wanted to have the windows in before the winter, and I over-extended myself by a few months. I'm definitely a good investment and will pay the loan back promptly.

Monthly net income: $6000

Monthly expenses: $ 4175
??Housing: $ 1900
??Insurance: $100
??Car expenses: $ 300
??Utilities: $150
??Phone, cable, internet: $ 225
??Food, entertainment: $ 1000?
??Clothing, household expenses $ 250
??Credit cards and other loans: $??250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$72.30

Auction yield range:	16.89% - 17.00%	Estimated loss impact:	24.94%
Lender servicing fee:	1.00%	Estimated return:	-7.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1990	Debt/Income ratio:	17%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	radiant-trade6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Child visitation legal fees
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have very few monthy bills and I haven't made a late payment on them in well over a year or so.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 40.68%	Starting monthly payment:	$44.87

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1992	Debt/Income ratio:	14%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 4	Length of status:	19y 0m
Amount delinquent:	$50	Total credit lines:	15	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,885	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	105%
		Homeownership:	No
Screen name:	tony173	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for some car repairs
Purpose of loan:
This loan will be used to pay for some needed car repairs.
My financial situation:
I am a good candidate for this loan because I am employed by the Army and have a steady income.
Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 150.00
??Insurance: $ 126.00
??Car expenses: $338.00?
??Utilities: $ 225.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $?410.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$251.61

Auction yield range:	2.89% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-2004	Debt/Income ratio:	18%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,889	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	dime-bassoon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To Pay off my credit card
Purpose of loan:
I plan to use the loan amount to pay off my credit card bill and school loan.

My financial situation:
I am a good candidate for this loan because I have a stable job and are up for a promotion this September. I do save on the side but would prefer not to touch it until an emergency.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$602.36

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1985	Debt/Income ratio:	50%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$15,031	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	bigal99	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	67 ( 100% )	720-739 (Latest)
Principal borrowed:	$29,500.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2008) 640-659 (Jun-2007) 620-639 (May-2007) 640-659 (Sep-2006)
Principal balance:	$2,972.43	31+ days late:	0 ( 0% )
Total payments billed:	67
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?debt consolidation?

My financial situation:
I am a good candidate for this loan because? my payment is 100% on time and never miss any in my previous listing, You can check my history.

Monthly net income: $4750

Monthly expenses: $
??Housing: $ 1200
??Insurance: $
??Car expenses: $ 120
??Utilities: $ 80
??Phone, cable, internet: $?80
??Food, entertainment: $?800
??Clothing, household expenses $ 100
??Credit cards and other loans: $?WILL PAYOFF ALL?with this loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 462563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$269.21

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2005	Debt/Income ratio:	7%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	8 / 5	Length of status:	13y 6m
Amount delinquent:	$337	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,313	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	rate-sumac7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SELLING NOSTALGIA
Purpose of loan:
This loan will be used to improve my business, we take orders of pizza, fried chicken, flowers bouquets and cakes from salvadorians in USA, and we deliver those items to their relatives in El Salvador,it is a very profitable business, and I need advertisemets and capital job to make grow up the operations.

My financial situation:
I am a good candidate for this loan because I am a employee, I have a good salary?and I am a entrepreneur.

Monthly net income: $ 8,000.00

Monthly expenses: $
??Housing: $ 2,125.00
??Insurance: $ 202.00
??Car expenses: $ 100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00?
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00?
??Credit cards and other loans: $?800.00
??Other expenses: $ 1,500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1994	Debt/Income ratio:	65%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	28 / 28	Length of status:	19y 9m
Amount delinquent:	$0	Total credit lines:	67	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$53,427	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	well-rounded-euro0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?? To consolidate some of our credit cards into one payment and help our credit score

My financial situation:
I am a good candidate for this loan because?? I have been in the military for almost 20 yrs and I am set to retire next year, I already have a govt job lined up making more money than I currently am plus my pension. My wife makes 40,000 a yr and she has been with her current employer for 15 yrs. We never pay anything late and our goal is to pay off all of our credit card debt within 3 yrs, this loan would be the starting point and we are also considering borrowing against our TSP so that we may achieve this goal. My wife's hours had been cut for almost a year due to the economy and everything just finally caught up with us that is why our credit card debt is so high. The payment on this loan would be the same since we try to pay more than the minimum each month.

Monthly net income: $ 7603.00

Monthly expenses: $
??Housing: $ 2081.00 ????
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 3262
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1995	Debt/Income ratio:	25%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 11	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$14,477	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	purposeful-payout461	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? get ahead , slow year at work

My financial situation:
I am a good candidate for this loan because? always make my payments

Monthly net income: $ 2400-3500

Monthly expenses: $
??Housing: $ 1083
??Insurance: $ 40
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 45
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-2003	Debt/Income ratio:	>1000%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,119	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	rupee-demon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Supplies/Clothes for a New Teacher!
After recently graduating with my masters I have been offered a teaching position at a wonderful school. I need to buy classroom supplies and some new work clothes before the school year begins but we don't start receiving salary until mid-September. Your loan will be put to good use, helping a dedicated new teacher start the year off on the right foot. Thank you!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.63%	Starting monthly payment:	$76.43

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1994	Debt/Income ratio:	4%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	3y 6m
Amount delinquent:	$1,377	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$81	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	teamtiny	Borrower's state:	California	Borrower's group:	Christian Investors
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dual Pane Upgrade
Purpose of loan:
This loan will be used to get dual pane windows installed and check out the process a borrower goes through to get a prosper loan.

My financial situation:
I am a good candidate for this loan because I have worked hard to improve my credit, am gainfully employed and a prosper lender with a total of 91 loans dating back to March 2008. I know how frustrating it can be to see your ROI shrink, I myself have just finally re-reached positive ground to the tune of about $30.00 on $4350.00 Invested. Additionally, I will likely pay this loan off early, as a lender I know this isn't ideal...but I plan on getting a another loan as soon as I pay this one off for Flooring.

Monthly net income: $ 2900.00

Monthly expenses: $
??Housing: $ 793.00.
??Insurance: $ 60
??Car expenses: $0, own my car with a 5 year service package.
??Utilities: $ 56.00 for July.
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 100.00 Student Loans, pay off my Credit Card, in full every month, use it for cell, Internet, cable and food.
??Other expenses: $ MISC-$100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$542.29

Auction yield range:	10.89% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2004	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,305	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	No
Screen name:	ingenious-euro1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical expenses
Purpose of loan:
This loan will be used to cover medical expenses for my parent

My financial situation:
I am a good candidate for this loan because I take obligations in responsible manner. I have always paid off my loans/cr.card in a past. I hold stable job with pay on bi-weekly basis. I am currently in situation where I need to borrow money asap.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 990.00
??Insurance: $ 112.00
??Car expenses: $ 470.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 70.00
??Credit cards and other loans: $ 120.0 to Student loan, $50.0 to cr. card
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.89% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1983	Debt/Income ratio:	26%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$65,364	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	buckydharma	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	680-699 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2007)
Principal balance:	$345.05	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Making Progess on Debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$173.69

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2002	Debt/Income ratio:	18%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	9y 7m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,869	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	wealth-buckeye4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stressed out parents need to travel
Purpose of loan:
This loan will be used to take my wife to Europe. We just haven't been able to save enough money to do it, but never have any problems making our bills. We are financially comfortable and do not struggle to make any payments. We're just not good savers.

My financial situation:
I am a good candidate for this loan because I do not have any financial worries. My bill are all paid on time and in full.

Monthly net income: $ 4000.00

Monthly expenses: $ 2900.00
??Housing: $550.00
??Insurance: $ 40.00 ????
??Car expenses: $ paid in full ????
??Utilities: $ 100
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 800
??Other expenses: $ 880 (daycare for 2 kids)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1989	Debt/Income ratio:	19%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	8y 3m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$63,660	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	leverage-kayak	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term loan for back to school
Purpose of loan:
I'm a Dad looking for a short term loan to get my kids back to school and to pay bills.? The money will be spent for books, bills,?school, and clothes.?

My financial situation:
My credit rating is high (724 according to Experian as of today)?with no lates ever.? I have?good income, I've been?at the same job?doing research?for 8 years, and I'm a responsible credit user, paying all my bills.? My Prosper score is low because of?my high credit use, but my solid payment?history shows there's no worry for lenders about whether I'll make payments.? I'm a great?opportunity for lenders like you to make a healthy return!

Monthly net income: $ 12500

Monthly expenses: $ 11050
??Housing: $ 7500
??Insurance: $ 250
??Car expenses: $?1100
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1998	Debt/Income ratio:	23%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	5y 5m
Amount delinquent:	$84	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,524	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	SunShine1925	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LovingLee1925
Purpose of loan:
Maternity leave, blinds and sprinklers

My financial situation:
I am on good financial footing because I pay all my bills on time and take my financial responsibility very seriously. I also have great job security during these tough economic times so making my monthly payments wont be a problem.

Monthly net income: $ 5900

Monthly expenses: $?
??Housing: $ 1,786
Insurance: $77
Car expenses: $450 + Gas $150
Utilities: $ 350
Phone, cable, internet: $ 130
Food, entertainment: $ 500
Clothing, household expenses $ 300
Credit cards and other loans: $ 105
Medical expenses : $70
Other expenses: Tithes 10% of take home Total = $490

Total monthly expenses = $ 4,408

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1993	Debt/Income ratio:	28%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	8y 9m
Amount delinquent:	$5,976	Total credit lines:	31	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,479	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	24	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	galarl10	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	760-779 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	660-679 (May-2008)
Principal balance:	$2,663.13	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Back For More
Purpose of loan:
My first loan helped out so much, so I would like to get another loan to pay off?some more?of my debt.
My financial situation:
I will be able to pay this loan back.?I have a great solid job and make good money. As you can see, I have been able to raise my credit score and have never missed a Prosper payment.

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 123
??Car expenses: $ 608
??Utilities: $?120
??Phone, cable, internet: $ 68
??Food, entertainment: $ 125
??Clothing, household expenses $ 50
??Credit cards and other loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$74.33

Auction yield range:	16.89% - 19.00%	Estimated loss impact:	19.36%
Lender servicing fee:	1.00%	Estimated return:	-0.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2003	Debt/Income ratio:	13%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,184	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	listing-eclipse	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Save for emergency fund-get rid CCs
I need to consolidate some credit card debt in order to save up for my emergency fund. I want to have 3 months worth of mortgage payments (and utilities) saved up as an emergency fund, but I can?t do this while paying high credit card interest rates. Help me consolidate my debt so I could save up J
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1992	Debt/Income ratio:	14%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	24y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,128	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	114%
		Homeownership:	No
Screen name:	sanctuary7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation and medical bills
Purpose of loan:
This loan will be used be used to pay off a credit card and to finance my childrens orthodontic bill. I will be able to pay this off within 60 days.

My financial situation:
I am a good candidate for this loan because? I have job stability for 24 years.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1450
??Insurance: $ 160
??Car expenses: $ 450
??Utilities: $ 100
??Phone, cable, internet: $ 400
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$224.34

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1986	Debt/Income ratio:	8%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,503	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	102%
		Homeownership:	Yes
Screen name:	first-wonderous-transaction	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 9.07%	Starting monthly payment:	$463.16

Auction yield range:	3.89% - 6.00%	Estimated loss impact:	3.51%
Lender servicing fee:	1.00%	Estimated return:	2.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1995	Debt/Income ratio:	26%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 8	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,167	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	ferocious-trade858	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Negative Auto Equity Loan
Financing of Negative Equity in Car:
In keeping with the common Dave Ramsey advice of getting rid of an expensive liability, I am selling my heavily depreciated car for a loss, and looking to acquire a personal loan to finance the negative equity. I will be replacing my car with a more reliable, but much older and free alternative that my family is gifting to me. Because of this, my debt/income ratio listed above should decrease heavily. I will be unloading $50,000 worth of auto loan debt to take on this $15,000 loan. The replacement car will cost me nothing.

My financial situation:
I have a very stable job with the leading company in Internet Dating. Our business has been climbing during this recession, and I am a primary asset to the company, so my future looks very good. I am getting married in the next year, and this is my first step to more responsible financial practices.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,750.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$589.72

Auction yield range:	2.89% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-1995	Debt/Income ratio:	20%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	26 / 24	Length of status:	11y 7m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$287,980	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	platinum-pal772	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my oustanding credit card debt. I am a low risk as I have never made a late payment on anything in my life, and I simply would have a much easier time paying a fixed payment loan rather than a compounding interest credit card bill.

I have a stable job, more than 10 years with the same entity, and I net approximately $6,500 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$144.76

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1981	Debt/Income ratio:	23%
Credit score:	600-619 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,733	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	value-demon	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	540-559 (Sep-2008)
Principal balance:	$1,027.61	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Debt Free
Purpose of loan:
This loan will be used to pay off some lingering debt and start to save more.?

My financial situation:
I am a good candidate for this loan because my bills are paid on time and I have stable employment.?

Monthly net income: $70,00.00

Monthly expenses: $
??Housing: $ 600.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 110
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$243.17

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1996	Debt/Income ratio:	24%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,434	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	return-colonel	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards efficiently
Purpose of loan:
This loan will be used to pay off my Bank of America and Discover Card balances. I am able to make the payments currently, but I feel it would be more efficient with lower interest and fixed payments.

My financial situation:
It is easier to chip away at debts when the payment and interest rates remain stable. These two cards are my last items to eliminate. I am great at making payments on time, I just need some help getting nice stable payments with a fixed-interest rate. I work full-time for a local government and am in my second semester of graduate school for disaster management.

I promise I am responsible person, I just had years in low-paying government jobs while waiting for a better job to open up.? I am still catching up from those years.?

Monthly net income: $ 1900

Monthly expenses: $
??Housing: $ 875
??Insurance: $ 70
??Car expenses: $55
??Utilities: $ 100
??Phone, cable, internet: $100
??Food, entertainment: $ 45
??Clothing, household expenses $minimal
??Credit cards and other loans: $345 total-credit cards(200-245/month), student loan (100/month)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.56%	Starting monthly payment:	$289.55

Auction yield range:	16.89% - 27.00%	Estimated loss impact:	25.57%
Lender servicing fee:	1.00%	Estimated return:	1.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2000	Debt/Income ratio:	37%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 10	Length of status:	3y 2m
Amount delinquent:	$3,956	Total credit lines:	17	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$100,612	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	top-flexible-transparency	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Juice Bar Expansion
Purpose of loan:
This loan will be used for the compleation of a Juice and Smoothie Bar expansion at a Tanning Salon which I own.

My financial situation:
I am a good candidate for this loan because I believe in paying my debts, I have owned a Tanning Salon and worked full Time at a seperate Job for the Last Five years.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 225
??Car expenses: $ 600
??Utilities: $?250
??Phone, cable, internet: $ 45
??Food, entertainment: $ 225
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$404.33

Auction yield range:	5.89% - 12.00%	Estimated loss impact:	6.15%
Lender servicing fee:	1.00%	Estimated return:	5.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1998	Debt/Income ratio:	14%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,835	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	kind-industrious-generosity	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt
Purpose of loan:
This loan will be used to pay off credit cards used to buy items for new house including landscaping.

My financial situation:
My financial situation is very good. I'm trying not to eat into my cash reserves because our bonuses are now in January instead of October. I would like to avoid having to charge more debt to high interest cards just to enjoy the holidays. I will be able to pay off most of the loan with my bonus and subsequently with my tax return.?

Monthly net income: $ 4,700 after taxes, insurance, and 401k deduction

Monthly expenses: $ 3,000
??Housing: $ 1374
??Insurance: $
??Car expenses: $ 370
??Utilities: $ 150
??Phone, cable, internet: $ 250
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 535
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Investor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$90,904	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	bonafide-liberty4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment for High Rate of Return
Purpose of loan:
This loan will be used to trade crude oil futures with very accurate software that I?ve tested and have been using for over 4 months. I expect to make about $100 per day or $500 per week from this $5000 investment. I would have offered up to 48% interest for this loan due to the high ROI, but this site only allows for a maximum of 35%.

My financial situation:
I am a good candidate for this loan because?of the high ROI. I am an honest family man happily married for over 14 years with 2 young kids.

Monthly net income: $ 6000
Monthly expenses: $?5000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$361.52

Auction yield range:	10.89% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1999	Debt/Income ratio:	12%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	10y 4m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$196	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	eloquent-agreement0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Modest Wedding
Purpose of loan:
This loan will be used to fund my wedding to my beautiful fiance!!

My financial situation:
I am a good candidate for this loan because I feel that I am credit worthy. I have been at the same job, working as an IT consultant for the past 10 years. I have always payed my debt and am very reliable.

Monthly net income: $4300

Monthly expenses: $500
??Housing: $800
??Insurance: $90
??Car expenses: $362
??Utilities: $220
??Phone, cable, internet: $25
??Food, entertainment: $120
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.65%	Starting borrower rate/APR:	13.65% / 15.80%	Starting monthly payment:	$510.12

Auction yield range:	5.89% - 12.65%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1989	Debt/Income ratio:	28%
Credit score:	820-839 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,435	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	tiraflecha	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	820-839 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	780-799 (Mar-2008)
Principal balance:	$3,155.49	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay off two high interest credit cards. I don't want to continue to pay?interest to banks that?played a?large role in our financial meltdown. I would rather pay interest to hard working people who are in the business of helping people while growing their financial portafolios.

My financial situation:
I am a good candidate for this loan because? despite my lack of judgment in my youth, I have always paid my debtors. I have never defaulted or walked away from my financial responsibilities. I want to pay this loan back?quickly but currently it will take me a long time with the current interest rates?I have. I have tried to renogotiate my APR with the credit card companies to no avail. I want to get out of debt so I can put more money into my retirement and not be a burden to my sons or the US tax payers. Thank you in advance for allowing me?this opportunity to state my case. Respectfully, Tiraflecha
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$180.76

Auction yield range:	16.89% - 17.00%	Estimated loss impact:	37.54%
Lender servicing fee:	1.00%	Estimated return:	-20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	19y 4m
Amount delinquent:	$1,599	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,950	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	dignified-integrity3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tuition
Purpose of loan:
This loan will be used to? Pay Tuition bill for my Grandchildren ????

My financial situation:
I am a good candidate for this loan because?
I am a excellent candidate for this loan, because I have a strong positive credit history. I have a low loan to value ratio with strong positive monthly cash flow.
Monthly net income: $ 8000

Monthly expenses: $ 2708
??Housing: $ 2300
??Insurance: $ included above
??Car expenses: $ 0
??Utilities: $ 233.00 ????
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 50.00 ?
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$201.36

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1997	Debt/Income ratio:	5%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	3 / 3	Length of status:	12y 10m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$609	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	unassuming-openness9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing home
Purpose of loan:
This loan will be used to make some needed repairs to our two cars, one that is 11 years old and the other 7 years old.

My financial situation:
I am a good candidate for this loan because I have worked at the same place for almost 13 years and can make the monthly payments on this loan without any trouble.

Monthly net income: $ 3930

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1983	Debt/Income ratio:	29%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 15	Length of status:	23y 3m
Amount delinquent:	$1,312	Total credit lines:	53	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$76,056	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	awe-inspiring-yield6	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education Major needs your help
Purpose of loan:
This loan will be used to?
To help fund our daughter's final semester of schooling.
My financial situation:
I am a good candidate for this loan because??
I am a 23+ year Federal employee who, along with my wife, work hard for our chidren and ourselves.? Our current credit situation does not allow for a private funded loan and because of our income, over $200,000 between my wife and I, we are unable to apply for Federal Aid.? Our daughter does not have established credit and needed us to co-sign.? Due to our credit scores, we were unable to co-sign on her loan.? She was unable to qualify for a Prosper loan due to her low income and credit score.? Our daughter is in her last semester of school and will be a teacher when she graduates in December.? Please help us help our daughter in reaching her goal of becoming an elementary school teacher.

The amount indicated as delinquent was settled and the account brought current within the last week.?

On paper we may be a risk, however, we are good people who honor are debts.? Thank you for taking the time to review our request.
Monthly net income: $
$12000
Monthly expenses: $
??Housing: $ 2686
??Insurance: $ in house payment
??Car expenses: $ 900 car insurance $400
??Utilities: $ 255
??Phone, cable, internet: $ 160
??Food, entertainment: $ 400
??Clothing, household expenses $?300????
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$393.54

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-2000	Debt/Income ratio:	26%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,459	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	telecaster	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	720-739 (Latest)
Principal borrowed:	$11,600.00	< 31 days late:	1 ( 3% )	680-699 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Final Consolidation
Purpose of loan:
This loan will be used to eliminate the credit card debt I took on when doing some necessary home improvements. This loan will completely eliminate all of my revolving credit and get it on a fixed plan. I plan on paying this loan off within two years. My monthly cash flow is very positive now and I'm just looking to refinance my remaining debt into a lower, fixed rate.

My previous Prosper loan was paid off on time and without issues. The only "late" payment was due to a change in bank accounts (I closed the account that was set up for automatic payments and forgot to update my Prosper account to the new one) and the issue was resolved immediately.

I'm starting this loan with a very high rate with the expectation that it will be bid down. I am not going to take a loan higher than 20% and am hoping for something around 12-13%. I honestly have zero idea why Prosper is rating this loan as a "D". My credit score is above 720, the debt-to-income is reasonable (and doesn't take into account my wife's income), and my previous Prosper loan was paid off.

The discrepancy between the loan amount and revolving credit balance will be made up by a one-time payment to pay off the balance of one of my cards.
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $3800 (just my income)

Monthly expenses: $2379
??Housing: $800
??Insurance: $200
??Car expenses: $200
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $300
??Clothing, household expenses $170
??Credit cards and other loans: $400 (with this loan, 0)
Roth IRA: $300
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	10.89% - 34.00%	Estimated loss impact:	11.67%
Lender servicing fee:	1.00%	Estimated return:	22.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1998	Debt/Income ratio:	12%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$646	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	kindness-forte8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping with my sons debt
Purpose of loan:
This loan will be used to? helping with my sons debt

My financial situation:
I am a good candidate for this loan because?in the?last few years I have never been late on a bill and I have? acredit score of over 730?

Monthly net income: $ 6110

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 150
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $?100??Food, entertainment: $ 280
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$357.53

Auction yield range:	5.89% - 9.50%	Estimated loss impact:	5.10%
Lender servicing fee:	1.00%	Estimated return:	4.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1997	Debt/Income ratio:	35%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,827	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	gurlnmotion	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,600.00	< 31 days late:	0 ( 0% )	740-759 (Jan-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Paying off last creditcard.
Purpose of loan:
This loan will be used to pay off our last creditcard.

My financial situation:
I am a good candidate for this loan because I am a secure,stable person with a great credit and debt to income rating and I am a previous borrower from prosper.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 80
??Car expenses: $ 0
??Utilities: $ 125
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 159
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1985	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,003	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	responsibility-implementer9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 400
??Utilities: $ 300
??Phone, cable, internet: $?300
??????Credit cards and other loans: $ 8,000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$236.93

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1996	Debt/Income ratio:	26%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$793	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	bayareaone	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 73% )	740-759 (Latest)
Principal borrowed:	$7,300.00	< 31 days late:	9 ( 27% )	620-639 (May-2010) 600-619 (Jan-2008) 640-659 (Apr-2007)
Principal balance:	$26.89	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
GUARANTEED PAYBACK:740+ Credit!

Hello there,? I am a?31 year old from the?Bay Area.? I work full time for an insurance company and have been there for over?5 years.? I?enjoy the business because it allows me to help?people out.? Now I am in a situation where I need some help for?myself.?????

Purpose of loan:
This loan will be used to purchase a new car for me and my wife.? My current vehicle which I have had for 10 years has finally come to an end.? I am looking forward to the opportunity to once again?use prosper for my current situation.

My financial situation:
I am a good candidate for this loan because I have managed my credit over the past?few years really well.? I have worked hard to improve my credit score by over 100 points to have really good credit.? I recently a few months ago paid off my 1st loan with prosper and showed all those who put there trust into me that I was faithful and responsible to pay the loan back in full and on time.? Paying this prosper loan back will be no problem as I strive to keep good faith in?peer to peer lending.

Monthly net income: $2100

Monthly expenses: $?
Mortgage/rent: $ 600????
Insurance: $ 35
Car expenses: $ 60
Utilities: $ 30
Phone, cable, internet: $ 60
Food, entertainment: $ 200
Clothing, household expenses $ 100
Credit cards and other loan payments: $ 260 (loan with prosper)

Total monthly expenses: $ 1,345 monthly expenses (leaves me with $755 after monthly payment for prosper for any suprise emergencies.

If you have any questions, I would be more than happy to answer them.

Thank you very much for taking the time to read my listing request, have a wonderful day.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$200.79

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1996	Debt/Income ratio:	14%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	11y 2m
Amount delinquent:	$203	Total credit lines:	35	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,147	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	rmaceke22	Borrower's state:	Illinois	Borrower's group:	Alternative Financing for School
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 92% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	3 ( 8% )	640-659 (Jun-2007) 640-659 (May-2007) 640-659 (Apr-2007) 640-659 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	37
Description
Pay off credit cards
Purpose of loan:
To pay off a loan?that I have with?American General $3,450 and add the rest to my Capital credit card?$1,550

My financial situation:
I am a good candidate for this loan because I just finished apying a loan with Prosper 2 months ago and without troubles.
Monthly net income: $7380.50

Monthly expenses: $ 4018
??Housing: $ 2000
??Insurance: $ 188
??Car expenses: $?400
??Utilities: $ 300
??Phone, cable, internet: $ 180
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$269.21

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1987	Debt/Income ratio:	44%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 16	Length of status:	8y 10m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,629	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	rupee-multiplier	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit and small loan consolidation
Purpose of loan:
This loan will be used to? pay off credit cards and small loan consolidation

My financial situation:
I am a good candidate for this loan because? I pay my bills on time every month.? I have a very secure job.? My credit rating is very important to me.? I am seeking this loan in an effort to close out smaller accounts and pay less interest in addition to making one montly payment.

Monthly net income: $?
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1989	Debt/Income ratio:	62%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Occupation:	Professional
Amount delinquent:	$0	Total credit lines:	43	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,243
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	brainy-commitment8	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards, other
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$678.54

Auction yield range:	10.89% - 34.00%	Estimated loss impact:	11.67%
Lender servicing fee:	1.00%	Estimated return:	22.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1995	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,012	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	green-admirable-yield	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion - Inventory
Purpose of loan:
My company has an opportunity to promote our product on a national TV program to promote our diet product. We need the money to help fund some of the misc expenses, specifically inventory purchase,?that this opportunity will require including additional inventory, staffing, and marketing expenses. The increased sales from this appearance along with the increased brand awareness will be of tremendous benefit and will pay for the loan many times over in a short amount of time.??

The TV program will reach roughly 2million viewers I our target demographic thus maximizing our efforts. It also has the advantaged of implied endorsement and is not a commercial.

My financial situation:
I have a solid credit report and financial track record. I have multiple stable forms of income, including residual income and rental income, and that further bolsters my ability to repay. Furthermore, the loan payments will be paid primarily by the business which currently makes $6000+ plus per month with a profit margin of 37%, more than enough to repay the loan payments without even relying on my personal income.??

NOTE: My income can be documented with tax returns, 1099s, and bank statements which reflect a YTD income of over $50,000 so far this year. However, Propser will only accept paystubs & W2s which I don't have given the nature of my employment.

My monthly?pre-tax?income breakdown is as follows:
$3500 per month from my business, self elmployed
$4000 per month from residual income, 1099 and documented
$1200 per month rent from rental home, NET $400 per month
$600 per month tutoring income, side job to help those with learning difficulties

Expenses: (revised)
Housing: $1000
Car: $300
Misc Debt: $1000

I have over 6 yrs of experience in my field and have held high level positions for multi million and billion dollar companies in my industry. I am now leveraging that experience to benefit my own company.??

Please help take advantage of this tremendous opportunity, I?d much rather have individuals benefits from the interest and not the big banks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-2007	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$549	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	109%
		Homeownership:	No
Screen name:	balanced-duty5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to?Pay off some credit cards, I just made some payments for college so I'm alittle bit tight on money, this money will allow me to get back on my feet

My financial situation:
I am a good candidate for this loan because?I'm financially stable execept for this minor hiccup, I have no major bills except for school, I live with my father so he takes care of everything rent food etc..

Monthly net income: $ 1000

Monthly expenses: $130
??Housing: $
??Insurance: $0
??Car expenses: $0
??Utilities: $20
??Phone, cable, internet: $30
??Food, entertainment: $30
??Clothing, household expenses $0
??Credit cards and other loans: $500
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	6 / 4	Length of status:	1y 2m
Amount delinquent:	$35,780	Total credit lines:	28	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	hope-saver9	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay cost to shoot music video.
Purpose of loan:
This loan will be used to pay the costs of shooting our company's first music video.
My financial situation:
I am a good candidate for this loan because? I was a veteran teacher for over ten years but in the fall of 2008, I resigned my position unexpectedly after sufferin the physical effects of job stress.? For the next six months, I soul-searched about my life's direction and when my professional actress, singer/songwriter daughter, Tenin, also found herself unemployed (laid-off due to budget cuts), we decided to put our fears aside and invest in our dreams.? As a result, in June 2009, we started our own company, WBN Productions LLC, to produce and publish our music, videos, books and other creative products. I knew that with our limited resources, if I invested in the business, then the mortgage would suffer. Knowing that I could not return to a classroom teaching position and facing a 2200 a month mortgage payment, I chose to invest in the dream knowing that it provided my best hope to some day live debt-free in my own home.? We invested in the setting up our business, lawyer's fees, in-home music production studio, photography/video capabilities, performance rights organization fees, touring, publicity/promotion, etc.? Since the inception, we have made great strides including releasing the first EP of Tenin's music to national and international acclaim.? I am seeking these loan funds to produce a dance music video in support of the national Partnership for a Healthier America: Let's Move! campaign.? The song, "Head, Shoulders, Knees, Toes" is written, performed and co-produced by Tenin.? Learn more about us at www.TeninWorld.com and www.WBNProductionsLLC.com.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 2200
??Insurance: $200 (homeowners, flood, accidental death)
??Car expenses: $ 100 (gas/upkeep -?car is paid off)
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0 (no revolving or store credit; student loans are in deferrment)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,655	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	fireflywa	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 86% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	2 ( 6% )	600-619 (Aug-2007)
Principal balance:	$263.80	31+ days late:	3 ( 9% )
Total payments billed:	35
Description
School loan
Purpose of loan:
This loan will be used to pay for fall quarter tuition/books at my college.

My financial situation:
I was laid off from an electrical contractor about two months ago. Since then I have been collecting unemployment as well as working several fairly regular side jobs. My income is more than enough to pay the bills as well as an additional loan. I am number 60 on my union's out of work book, so it's probably about 5-8 weeks before I go back to work full time. I will be making $64k/year when I am back to work. Past delinquencies were caused by a several month hospitalization over two years ago. I have since cleared up all past credit problems.

Monthly net income: $2000-2400

Monthly expenses: $1145
??Housing: $0
??Insurance: $200
??Car expenses: $200
??Utilities: $0
??Phone, cable, internet: $120
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $225
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$224.34

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1975	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,340	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	fascinating-credit3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increasing Our Marketing Program
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$221.66

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2006	Debt/Income ratio:	17%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	13y 0m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$697	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	commanding-dough5	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off personal debt
Purpose of loan:
This loan will be used to pay off personal debts and high interest personal loans?

My financial situation:
I am a good candidate for this loan because I pay my bills on time and will have the necessary funds available to repay this loan on time as the high interest debt will be gone with this loan approval.? I just need help to get these debts paid off and combine the totals into my Prosper.com loan allowing me to have more of my income available to pay this loan back and place the extra income into savings so I can get back on track instead of watching my money go out to pay these high interest debts with amounts that hardly go down over time.? This Prosper loan will allow for me to pay off these debts and pay back this loan successfully on time.?

Monthly net income: $ 3500?
Monthly expenses: $ 2200
??Housing: $ 599
??Insurance: $ 138
??Car expenses: $?400
??Utilities: $50?
??Phone, cable, internet: $ 95+53
??Food, entertainment: $300?
??Clothing, household expenses $ 100
??Credit cards and other loans: $30+252?
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1976	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	0 / 0	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	29	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	LONDONTAXI139	Borrower's state:	Missouri	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	620-639 (Feb-2010) 700-719 (Jul-2008) 660-679 (Dec-2007) 660-679 (Oct-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
PURCHASE
Purpose of loan:
This loan will be used to?Downpayment Purchase of?Ford Transit Taxi. It is a mobile business model.

My financial situation:
I am a good candidate for this loan because?My debts have been discharged thru bankruptcy court.?Prior to bankruptcy I was able to sell my home and honor the debt. I operate an LLC lawn care business. I was overwhelmed with?attorney fees for divorce and an attorney?to regain my job. A job I loss do to politics. I have 50/50 legal and physical custody of my children paying no child support. ?I barter for living and the few lawn care?jobs I have cover insurance. I now live with a relative. I have not been able to recover and the economy has not helped. So, I am risky, I suppose. But slow and steady wins the race...........I hope. My consistent intention has been to model from my statement written on the information page of borrower information....LONDONTAXI139.
PLEASE READ.
The above credit profile is incorrect. All my debts were discharged thru the bankruptcy court. This is public record and can be verified. I do not have any credit cards or loans outstanding. I have been a successful PROSPER BORROWER in the past. I will attach to an established Taxi company. In the best of worlds I would like to have loans for vehicle purchase downpayment and operating returning what is left. I have driven a taxi and was a Chauffeur?operating out of an?International Airport. I have managed a family home improvement company scheduling and paying 18 employees.
THANK YOU FOR YOUR TIME AND INTEREST.
JLE

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$224.34

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1996	Debt/Income ratio:	4%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	8	Current / open credit lines:	4 / 2	Length of status:	7y 5m
Amount delinquent:	$16,855	Total credit lines:	39	Occupation:	Computer Programmer
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	km_ventures	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vehicle for expanding family
Purpose of loan:
This loan will be used to purchase a used 7-passenger vehicle for my growing family. I currently have 2 kids from a prior marriage and I am currently with a woman who has 2 kids of her own and we are expecting a baby soon. We both currently have 5-passenger vehicles and there will soon be 7 of us, so we need something that we can all fit into.

My financial situation:
I am a good candidate for this loan because:
I am looking to purchace a used vehicle for no more than $8,000 plus tax.
I currently have about $3,500 to put down toward the vehicle. This is a significant downpayment given the total amount.
The negative items on my credit stem from my recent chapter 13 bankruptcy which was a direct result of my divorce. I had a perfect credit history for years, but this divorce forced me to file bankruptcy after all the attorney costs, property settlement, and alimony. That is all finalized now and I am on my way to rebuilding my credit to what it was. I am not delinquent by $16,855 as indicated in my credit profile. All debt, with the exception of my mortgage was included in bankruptcy, so the only debt I owe is my $1600 mortgage payment and my $450 payment to the bankruptcy trustee.
Once I obtain a new vehicle, I expect to be able to sell our 1994 Toyota Camry for around $1,500 or so and pay down this loan.
As indicated below, I have sufficient income to repay this obligation.

Monthly net (after-tax) income: $5,355

Monthly expenses: $
??Housing: $1600
??Insurance: $100
??Car expenses: $20
??Utilities: $300
??Phone, cable, internet: $240
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $0
??Private School: $490
??Chapter 13 Plan Payment: $450
??Alimony/Child Support: $785

Monthly Difference: $870
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$147.64

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1991	Debt/Income ratio:	15%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,171	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	Yes
Screen name:	sturdy-deal0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WHOLESALE DEALER LICENSING
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471855
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1982	Debt/Income ratio:	35%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 17	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,558	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	kevin1961	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replace retaining wall
Purpose of loan:
Borrowing to replace a?old railroad tie retaining wall?that has collapsed with a new precast stone wall. The wall is about 130ft long by 2.5ft high. My neighborhood has a gentle slope and the house behind us is about 3ft higher than our house. Need this wall fixed to keep the fence on top of it from collapsing. ? The is the last major project on this home I purchased in Oct 2008 out of foreclosure. We have done a significant amount of repairs but still only owe $125,000 at 4.125% (refinanced in Feb 2010) on the house that was just appraised for $175,000.

My financial situation:
I am a good candidate for this loan because we have a perfect record of repayment and excellant equity in our home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$477.00

Auction yield range:	5.89% - 8.00%	Estimated loss impact:	6.07%
Lender servicing fee:	1.00%	Estimated return:	1.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1988	Debt/Income ratio:	14%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Executive
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$1,638	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	established-fairness1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off a high interest Bank of America Gold Option's Loan

My financial situation:
I am a good candidate for this loan because I have turned my credit score around and have been successfully paying all of my bills on time for?the last several years.??Looking to improve my financial situation.?

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 162
??Car expenses: $ 0
??Utilities: $ 65
??Phone, cable, internet: $ 140
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1992	Debt/Income ratio:	14%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$218	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	autonomous-p2ploan9	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"debt consolidation"
Purpose of loan:
This loan will be used to?consolidate my debt and to?fix?up my car.? I need my car?for work.? Without one I am in fairly hot water.?????

My financial situation:
I am a good candidate for this loan because?
I have had good credit in the past and have learned from my mistakes.? I went through a separation and was left to get a job, raise my now 7? year old on my own and I had to start all over.? I got in over my head but I needed a place to live and didn't dare ask for help.? I ask for help today and my daughter is older I am much more settled.? I have a master's degree I have obtained and like what I am doing.????
Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 800
??Insurance: $?92.00
??Car expenses: $ 150.00
??Utilities: $?40.00
??Phone, cable, internet: $? 80.00?
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $ I will consolidate my existing loan into this one.? My credit card is only $300 limit.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$401.58

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1996	Debt/Income ratio:	28%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 20	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,453	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	bmille1966	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	720-739 (Latest)
Principal borrowed:	$7,100.00	< 31 days late:	0 ( 0% )	740-759 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to finish my upstairs out which includes all airconditioning and heating work. I am also replacing all the carpeting with laminate flooring and painting the entire interior of the house.

My financial situation:
I am a good candidate for this loan because. I think my repayment history of my first loan with prosper speaks for its self?

Monthly net income: $ 9583.00

Monthly expenses: $
??Housing: $ 990
??Insurance: $ 233
??Car expenses: $640
??Utilities: $ 150
??Phone, cable, internet: $ 130
??Food, entertainment: $?400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$157.04

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	11y 3m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,977	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	money-kitten215	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower my credit expenses
Purpose of loan:?lower interest on credit cards.

My financial situation:
I am a good candidate for this loan because?i hava a good cerdit rating?.

Monthly net income: $ 3,250

Monthly expenses: $ 1.520
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$289.51

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2002	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,192	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	greeniris0815	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
OUT OF DEBT & BRACES R MY GOAL!
Purpose of loan:
I am looking to aquire a loan for debt consolidation. I have a few credit cards and would like to make a lump payment to prosper.com instead of?5 individual places.?My highest credit card balance is?$3750 and the next one is $1000 and the other three are minor but important.?After I get this loan paid off using prosper.com in place of my credit cards, I would like to be able to start making payments on braces. I once had them when I was 13 years old but never returned for phase 2 of my treatment due to my parents relationship falling apart. Ive tried several times over the years to get them but its just too expensive with my current debt. My main priorty are my bills. I am not deliquent and I own my own house. Looking at my current credit report, I have 55% in debt and 45% in available credit.
My financial situation:
I am a very responsible person.?I have been at my place of employment for over 5 years. I have no kids and no other added?expenses (ie. internet, cable, water,.......) .?Just trying to get these cards paid off so I can one day have that beautiful smile Ive always hoped for!!?I need 100%!!! Please help! There is no doubt I will pay it. This?replaces my "current credit cards and other loans" down below. THANK YOU IN ADVANCE!!!! ?

Monthly net income: make $2000 after taxes

Monthly expenses: $
??Housing: $ 335????
??Insurance: $ 110
??Car expenses: $ 261
??Utilities: $ 20
??Phone, cable, internet: $ 60 (phone only)
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $?300 (prosper.com loan would replace this payment)
??Other expenses: $ 80 (gas)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$220.87

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2000	Debt/Income ratio:	14%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,713	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	Proverbs-31-10	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2009) 600-619 (Aug-2007)
Principal balance:	$3,270.04	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Personal Loan
I am a college graduate with a degree in Political Science and Business Management. (I graduated High School and College with honors) I am currently in my 2nd year of Graduate School for a Master?s in Finance. I have two jobs; I am employed at the #1 Bank in the US (according to Forbes - 2009) and I also have a part time job at Aldo for supplemental income. I do not own a car and I take the bus everywhere, which keeps my expenses low.

The purpose of this loan is for personal use.

I currently have one other Prosper loan which was to consolidate my school loans and as you can see, I have never missed a payment. Since I work two jobs and I am a very diligent student, I am certain that I will be able to pay back this loan earlier than expected.

................
UPDATED - I have decided to raise the interest rate on this loan because I was informed that I am able to obtain?this same?loan from a major banking institution but I would rather pay this high interest rate to you?(my peers).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$501.97

Auction yield range:	10.89% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1998	Debt/Income ratio:	31%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,782	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	Selwyn	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 94% )	720-739 (Latest)
Principal borrowed:	$26,000.00	< 31 days late:	2 ( 3% )	700-719 (Apr-2008) 720-739 (May-2007)
Principal balance:	$3,165.90	31+ days late:	2 ( 3% )
Total payments billed:	65
Description
Paying off two Visa credits cards
Purpose of loan:
This loan will be used?to payoff?two Visa credit cards totaling $12,500.?

My financial situation:
I am a good candidate for this loan because?
I have already completely and successfully paid off one Prosper loan of $15,000 I only have $3100 left to pay (9 more payments) on a second Prosper loan of $11,000? I have successfully demonstrated?how to borrow money from Prosper, responsibly use the loan proceeds to payoff?revolving debt (without incurring more credit card debt), and pay the Prosper lenders over the three year loan term.Monthly net income: $4878.00

Monthly expenses: $?3900
??Housing: $ 1650
??Insurance: $ 150
??Car expenses: $528
??Utilities: $ 200
??Phone, cable, internet: $200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 550
??Other expenses: $ 370.58 (Prosper loan ending May 2011)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$145.82

Auction yield range:	13.89% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2003	Debt/Income ratio:	19%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,934	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	bold-wampum-farm	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit card debt
I got myself into a credit card rut helping to finance college expenses?and I have been unable to pay down the debt since.? I recently transferred to a higher-paying job in the same field and will use this loan to bolster my credit score back to the high 700s.? Any help you can provide is greatly appreciated. Any questions, feel free to ask.

Purpose of loan:
This loan will be used to pay down my credit card debt.

My financial situation:
I am a good candidate for this loan because I have secure employment with a great history of paying all my bills on time. I?need this?loan to get ahead and lock in a set payment instead of a variable rate credit card bill.

Monthly net income: $ 3000

Monthly expenses: $ 2517
??Housing: $ 800
??Insurance: $ 72
??Car Payment: $?300
??Utilities: $ ~100
??Phone, cable, internet: $?85
??Food, entertainment: $ 210
??Clothing, household expenses $ 50
??Credit cards and other loans: $ ~800 (will?only be 2/3 this amount?if?this loan is received)
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$246.56

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2007	Debt/Income ratio:	13%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,135	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	marketplace-cell	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Solid Credit Risk, Relisted
Purpose of loan:
This loan will be used to help pay for language classes (arabic) and to pay the CFA Institute's registration fee and Level I exam's fee. I have lived in the Middle East and have a basic grasp of the language, however, I must become conversational for business use. I graduated from college in May 2009 and starting working at a DC-based consulting firm focused on project's in Eastern Europe, - earning the CFA designation (not an easy task) would significantly improve my professional standing and future earning potential.

My original post was too large of a request so I have paired down my asking amount. I had a $450 outstanding balance on a previous loan that I have paid off in full since the previous post. I now have just over $3,100 in savings.

Please let me know if you have any questions.

My financial situation:
I am a good candidate for this loan because: I have never missed a payment or failed to repay any debt owned in full and on-time - I think this is most important from a lender's perspective.

Monthly net income: $2900 (recent raise)

Monthly expenses: $1700
??Housing: $678.50
??Transit expenses (metro/subway): $100
??Phone, cable, internet: $50
??Food, entertainment: $200
??Clothing, household expenses $200
??Other Misc: $471.5
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$238.34

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1994	Debt/Income ratio:	25%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,720	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	scrappy-gain7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Becoming Debt-free
Purpose of loan:
This loan will be used to pay off two existing credit cards with high interest rates. I will concentrate on solely paying of this loan in less than 36 mos.

My financial situation:
I am a good candidate for this loan because I have a?steady job and income?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1000
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.89% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1994	Debt/Income ratio:	23%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,690	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	red-dime-dandelion	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I want to consolidate my credit cards and pay them?off.? I feel like I am not getting anywhere with three cards and would find it easier to combine the payments into one monthly payment.? I want to be able to see that I am getting somewhere when I make a payment.?

My financial situation:
I am a good candidate because I have shown great determination in achieving my goals of having a family, working full-time, and going to college full-time.? I will be graduating from college?this December with a Bachelor's in Business which is accomplishing one of my goals and my other goal is to be debt free.?

Monthly net income: $ 2920.00 (I am married but want to rely on my personal income to pay the credit card debt off)

Information in the Description is not verified.